Exhibit 99.2

Bylaw Amendments Effective June 28, 2012

ARTICLE I (excerpts)

STOCKHOLDERS

Section 1.05. CONDUCT OF MEETINGS. Each meeting of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of applicable law and the Charter. The Chairman of the Board or, in the absence of the Chairman of the Board, the Vice Chairman of the Board or the Lead Director, or in the absence of the Chairman of the Board, the Vice Chairman of the Board and the Lead Director, the person designated in writing by the Chairman of the Board, or if no person is so designated, then a person designated by the Board of Directors, shall preside as chairman of the meeting; if no person is so designated, then the stockholders shall choose a chairman by a majority of all votes cast provided that a quorum is present at the meeting. To the extent the Board of Directors does not establish rules or procedures for the conduct of a meeting or the rules or procedures established by the Board of Directors do not address a particular matter, the chairman of the meeting shall have the sole right and authority to determine the rules or procedures to be applied at the meeting and to take action as chairman of the meeting as he or she deems necessary or appropriate, in his or her discretion and without any action of the stockholders, including (i) restricting admission to the meeting to the time set in the notice of the meeting for commencement of the meeting, (ii) restricting attendance at the meeting to stockholders of record of the Corporation, duly authorized proxies of stockholders of record of the Corporation and such other individuals as the chairman of the meeting may determine, (iii) maintaining order and security at the meeting and, in connection therewith, causing the removal of any stockholder of record of the Corporation, any duly authorized proxy of a stockholder of record of the Corporation and any other individual who fails or refuses to comply with the rules or procedures established for the meeting or the direction of the chairman of the meeting, (iv) complying with any applicable federal, state and local laws or regulations, (v) limiting participation at the meeting to stockholders of record of the Corporation, duly authorized proxies of stockholders of record of the Corporation and such other individuals as the chairman of the meeting may determine, (vi) limiting the time allotted to questions or comments by participants at the meeting; (vii) determining the opening and closing of the polls at the meeting, and (viii) declaring the meeting closed, recessing the meeting or adjourning the meeting to a later date and time and at a place announced at the meeting. Unless otherwise determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be held in accordance with or governed by rules of parliamentary procedure. The Secretary or in the absence of the Secretary a person designated by the chairman of the meeting shall act as secretary of the meeting. In the event the Secretary presides as chairman of the meeting, an Assistant Secretary or other individual designated by the Secretary shall act as secretary of the meeting.

ARTICLE II (excerpts)

BOARD OF DIRECTORS

Section 2.02. NUMBER OF DIRECTORS. The number of directors of the Corporation shall be ~~eleven (11)~~twelve (12), until increased or decreased as provided in this Section 2.02 to not less than ten (10) and not more than fourteen (14). By vote of a majority of the entire Board of Directors, the number of directors may be increased or decreased, from time to time, within the limits above specified; provided, however, that except as set forth in the Charter of the Corporation, the tenure of office of a director shall not be affected by any decrease in the number of directors so made by the Board.

ARTICLE II (excerpts)

BOARD OF DIRECTORS

Section 2.05. VICE CHAIRMAN OF THE BOARD. The Board of Directors shall designate from its membership a Vice Chairman of the Board, who shall preside at all meetings of the stockholders and of the Board of Directors if the Chairman is not present (other than executive sessions of the Board when only non-management or independent members of the Board are present) as well as perform such functions and duties as may be prescribed by the Board of Directors or requested by the Chairman of the Board.

Section 2.06. LEAD DIRECTOR. The Board of Directors, by the affirmative vote of a majority of those directors who have been determined to be “independent” for purposes of the New York Stock Exchange requirements, shall designate one of the independent directors as the Lead Director. The Lead Director shall (i) be independent and elected by a majority of the independent directors annually and may be removed from the position by a majority of the independent directors; (ii) preside as Chair at Board of

Directors meetings while in executive sessions of the non-management members of the Board of Directors or executive sessions of the independent directors, or when the Chairman of the Board or Vice Chairman of the Board is ill, absent, incapacitated or otherwise unable to carry out the duties of Chairman of Board; (iii) determine the frequency and timing of executive sessions of non-management directors and report to the Chairman of the Board and the Chief Executive Officer on all relevant matters arising from those sessions, and shall invite the Chairman of the Board and the Chief Executive Officer to join the executive session for further discussion as appropriate; (iv) consult with the Chairman of the Board and the Chief Executive Officer and committee chairs regarding the topics and schedules of the meetings of the Board of Directors and committees; (v) review and approve all Board of Directors and committee agendas and provide input to management on the scope and quality of information sent to the Board of Directors; (vi) assist with recruitment of director candidates and, along with the Chairman of the Board, may extend the invitation to a new potential director to join the Board of Directors; (vii) act as liaison between the Board of Directors and management and among the directors and the committees of the Board of Directors; (viii) serve as member of the Executive Committee of the Board of Directors; (ix) serve as ex-officio member of each committee if not otherwise a member of the committee; (x) serve as the point of contact for stockholders and others to communicate with the Board of Directors; (xi) recommend to the Board of Directors and committees the retention of advisors and consultants who report directly to the Board of Directors; (xii) call a special meeting of the Board of Directors at any time, at any place, and for any purpose and (xiii) perform all other duties as may be assigned by the Board of Directors from time to time.

Section 2.13. CONDUCT OF MEETINGS. Each meeting of the Board of Directors shall be presided over by the Chairman of the Board of Directors or if the Chairman of the Board is not present by the Vice Chairman or the Lead Director, and if none of the Chairman of the Board, the Vice Chairman and the Lead Director ~~are not~~is present by such member of the Board of Directors as shall be chosen at the meeting. The Secretary, or in his or her absence an Assistant Secretary, shall act as secretary of the meeting, or if no such officer is present, a secretary of the meeting shall be designated by the person presiding over the meeting.

ARTICLE III

COMMITTEES (excerpts)

Section 3.04. ETHICS AND SUSTAINABILITY ~~CORPORATE RESPONSIBILITY~~ COMMITTEE.

(a) Membership. The Board of Directors by resolution adopted by a majority of the Board of Directors may provide for an Ethics and Sustainability ~~Corporate Responsibility~~ Committee (the “ES ~~ECR~~ Committee”) of three (3) or more directors. If provision is made for an ES ~~ECR~~ Committee, the members of the ES ~~ECR~~ Committee shall be elected by and serve at the pleasure of the Board of Directors. The Board of Directors shall designate a chairman from among the membership of the ES ~~ECR~~ Committee. Upon recommendation by the

Nominating and Corporate Governance Committee, the Board of Directors may remove any member of the ES ~~ECR~~ Committee at any time. Vacancies on the ES ~~ECR~~ Committee shall be filled by the Board of Directors.

(b) Responsibilities. The ES ~~ECR~~ Committee shall:

(i) monitor compliance with the Code of Ethics and Business Conduct, and review and resolve all matters of concern presented to it by the Corporate Steering Committee on Ethics and Business conduct or the Corporate Ethics Office;

(ii) review and monitor the adequacy of the Corporation’s policies and procedures with respect to sustainability, including corporate responsibility, human rights, environmental stewardship, employee health and safety, ethical business practices, community outreach, philanthropy, diversity, inclusion, and equal opportunity, and the Corporation’s record of compliance with laws and regulations related thereto;

(iii) oversee matters pertaining to community and public relations, including governmental relations; and

(iv) review as needed the proposed contributions budget of the Corporation and make recommendations to the Board of Directors for adoption.

The ES ~~ECR~~ Committee shall, except when such powers are by statute, the Charter or the Bylaws either reserved to the Board of Directors or delegated to another committee of the Board of Directors, possess all of the powers of the Board of Directors in matters pertaining to ethics and business conduct and corporate responsibility. All action by the ES ~~ECR~~ Committee shall be reported to the Board of Directors at its meeting next succeeding such action and shall be subject to revision and alteration by the Board of Directors.

ARTICLE IV

OFFICERS (excerpts)

Section 4.03. VICE CHAIRMAN OF THE BOARD. If the Board of Directors designates a Vice Chairman of the Board who is also an employee, the Vice Chairman shall be considered an officer of the Corporation.